UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2010

CF Industries Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, IL (Address of principal executive offices)	60015 (Zip Code)

Registrant’s telephone number, including area code:  (847) 405-2400

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the filing of a shelf registration statement relating to debt securities of CF Industries, Inc. that may be offered from time to time and guarantees thereof, this report is being filed (1) to provide in Exhibit 99.1 hereto consolidated financial statements of CF Industries Holdings, Inc. (“CF Holdings”) as of December 31, 2009 and 2008 and for each of the years in the three-year period ended December 31, 2009 that have been updated to include in the notes to such consolidated financial statements a new Note 34 presenting certain condensed consolidating financial information with respect to CF Holdings and its subsidiaries and versions of Note 9 and Note 36 that reflect certain events occurring after February 25, 2010, the date of the filing of CF Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2009; and (2) to provide in Exhibit 99.2 hereto consolidated financial statements of Terra Industries Inc. (“Terra”) as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 that have been updated to include in the notes to such consolidated financial statements a new Note 28 presenting certain condensed consolidating financial information with respect to Terra and its subsidiaries and a version of Note 27 that reflects certain events occurring after February 25, 2010, the date of the filing of Terra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Exhibits 99.1 and 99.2 are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, independent registered public accounting firm of CF Industries Holdings, Inc.

23.2	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Terra Industries Inc.

99.1

Audited consolidated financial statements and schedule of CF Industries Holdings, Inc. and subsidiaries as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009

99.2	Audited consolidated financial statements of Terra Industries Inc. and subsidiaries as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009

101

The following financial information from CF Industries Holdings, Inc.’s Current Report on Form 8-K for the year ended December 31, 2009, formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Statements of Operations, (2) Consolidated Statements of Comprehensive Income, (3) Consolidated Balance Sheets, (4) Consolidated Statements of Cash Flows, (5) Consolidated Statements of Equity and (6) the Notes to Unaudited Consolidated Financial Statements, tagged as blocks of text*

*                                         Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2010	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
	Name:	Douglas C. Barnard
	Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm of CF Industries Holdings, Inc.

23.2	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Terra Industries Inc.

99.1

Audited consolidated financial statements and schedule of CF Industries Holdings, Inc. and subsidiaries as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009

99.2	Audited consolidated financial statements of Terra Industries Inc. and subsidiaries as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009

101

The following financial information from CF Industries Holdings, Inc.’s Current Report on Form 8-K for the year ended December 31, 2009, formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Statements of Operations, (2) Consolidated Statements of Comprehensive Income, (3) Consolidated Balance Sheets, (4) Consolidated Statements of Cash Flows, (5) Consolidated Statements of Equity and (6) the Notes to Unaudited Consolidated Financial Statements, tagged as blocks of text*

*                                         Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.